UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 29, 2026

DIGIMARC CORPORATION
(Exact name of registrant as specified in its charter)

Oregon	001-43301	41-4528284
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

8500 SW Creekside Place, Beaverton, Oregon 97008
(Address of principal executive offices) (Zip Code)

(503) 469-4800
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, $0.001 Par Value Per Share	DMRC	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (17 CFR 230.405) or Rule 12b-2 of the Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company                ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement

On September 29, 2026, Digimarc Corporation (the "Company") entered into purchase agreements with investors (collectively, the "Purchase Agreements") providing for the issuance and sale by the Company of 4,500,000 common shares, in the aggregate (the "Shares"), in a registered direct offering (the "Offering"). The Shares were offered at a price of $4.04 per Share, and the gross proceeds to the Company from the Offering are expected to be approximately $18.2 million. The closing of the Offering is expected to occur on or about September 30, 2026, subject to the satisfaction of customary closing conditions. The Company intends to use the net proceeds from the Offering for general corporate purposes.

Pursuant to the Purchase Agreements, we have agreed to provide participation rights to each of the investors to participate in offerings in which we or our subsidiaries offer any of our equity securities or rights to subscribe for, or option to purchase or otherwise acquire our equity securities (including offerings of our common stock or other securities or contracts convertible into or exercisable or exchangeable for our common stock or whose value is determined by reference to our common stock), excluding certain exempted issuances described in the Purchase Agreements (a "Proposed Offering"). Investors have the right, but not the obligation, to purchase the securities being sold in such Proposed Offering on a pro rata basis based on the investor’s percentage beneficial ownership of our outstanding common stock at the time of the Proposed Offering at the same price per security and on the same terms as those granted to any other participant in the Proposed Offering (such right, the "Offering Participation Right"). The Offering Participation Right shall terminate and expire on the earlier of (i) the third anniversary of the closing date of the Purchase Agreements, and (ii) such date as the Company has publicly disclosed financial results demonstrating that for the two most recently ended quarters the Company achieved, on a consolidated basis, both (A) net income before interest expense and income tax expense (i.e., "EBIT") of greater than $0.00, and (B) net cash provided by (used in) operating activities of greater than $0.00, in each case calculated as set forth in the Purchase Agreements. The Purchase Agreements also provide for certain overallotment rights, subject to the limitations described in the Purchase Agreements.

Additionally, the Purchase Agreements provide that from the date of the Purchase Agreements until December 31, 2026, unless consented to pursuant to the terms of the Purchase Agreements, the Company may not directly or indirectly issue, offer, sell, or grant any shares of common stock or certain securities convertible into, or exercisable or exchangeable for, or whose value is determined by reference to, shares of common stock, except for (i) certain acquisitions, joint ventures, license or leasing arrangements, or other strategic transactions, provided that such issuance is not primarily for raising capital; (ii) the shares issued upon conversion or exercise of certain convertible securities; (iii) equity awards issued under our equity incentive plans as in effect on the closing date; or (iv) shares issued pursuant to existing arrangements described in our filings with the SEC.

In connection with the Purchase Agreements, the Company also entered into a registration rights agreement (the "Registration Rights Agreement") with certain investors. Pursuant to the Registration Rights Agreement, investors satisfying certain ownership or affiliate-status criteria (the "Holders") are entitled to certain resale registration rights with respect to certain securities now owned or hereafter acquired by such investors (the "Registrable Securities"), subject to certain specified exceptions, conditions and limitations as set forth in the Registration Rights Agreement. Under the Registration Rights Agreement, following a request by a Holder, the Company is obligated to file with the SEC a resale registration statement on Form S-3, or other appropriate form, covering all of the Registrable Securities that are not then registered on an effective registration statement.  The Company's obligations to file such registration statement are subject to specified exceptions and limitations as are set forth in the Registration Rights Agreement. Subject to exceptions set forth in the Registration Rights Agreement, the Company will be obligated to pay liquidated damages to the Holders in certain circumstances, including if the Company fails to file a resale registration statement when required, fails to cause such resale registration statement to be declared effective by the SEC when required, or fails to maintain the effectiveness of the resale registration statement.

The Company is offering the Shares pursuant to a prospectus supplement dated September 29, 2026, and a prospectus dated July 13, 2026, which is part of a registration statement on Form S-3 (Registration No. 333-297287) that was declared effective by the Securities and Exchange Commission on July 13, 2026. A copy of the opinion of Ashurst Perkins Coie US LLP relating to the legality of the issuance and sale of the Shares in the Offering is attached as Exhibit 5.1 hereto.

The foregoing descriptions of the Purchase Agreements and the Registration Rights Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of the Purchase Agreements and the Registration Rights Agreement, forms of which are attached as Exhibit 10.1 and Exhibit 10.2 hereto, respectively, and are incorporated herein by reference.

Item 7.01.	Regulation FD Disclosure

On September 30, 2026, the Company issued a press release announcing the Offering. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated into this Item 7.01 by reference.

The information furnished in Item 7.01, including Exhibit 99.1, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Forward-Looking Statements

This Current Report on Form 8-K contains various "forward-looking statements." These forward-looking statements include statements and any related inferences regarding expectations with respect to the Offering, including the completion and timing of the Offering, the satisfaction of customary closing conditions related to the Offering, and the expected amount and use of any proceeds therefrom, and other statements identified by terminology such as "will," "should," "expects," "estimates," "predicts," "continue" and "intend" or other derivations of these or other comparable terms. These forward-looking statements are statements of management’s opinion and are subject to various assumptions, risks, uncertainties and changes in circumstances. Actual results may vary materially from those expressed or implied from the statements in this Current Report on Form 8-K as a result of changes in economic, business and/or regulatory factors. More detailed information about risk factors that may affect actual results is set forth in the Company’s Form 10-K for the year ended December 31, 2025, its Quarterly Reports on Form 10-Q, and in subsequent periodic reports filed with the SEC. Readers are cautioned not to place undue reliance on these forward-looking statements, which reflect management’s opinions only as of the date of this Current Report on Form 8-K. Except as required by law, the Company undertakes no obligation to publicly update or revise any forward-looking statements to reflect events or circumstances that may arise after the date of this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

5.1	Opinion of Ashurst Perkins Coie US LLP
10.1	Form of Common Stock Purchase Agreement, dated September 29, 2026
10.2	Form of Registration Rights Agreement, dated September 29, 2026
23.1	Consent of Ashurst Perkins Coie US LLP (included in Exhibit 5.1)
99.1	Press Release, dated September 30, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 30, 2026

Digimarc Corporation

By:	/s/ Charles Beck
Chief Financial Officer, Treasurer and Secretary